                                                                                        Exhibit 99.1

                                       JOINT FILER INFORMATION

This Statement on Form 4 is filed by Leon D. Black, the Black Family 1997 Trust, the Leon D. Black
Trust UAD 11/30/02 FBO Alexander Black, the Leon D. Black Trust UAD 11/30/02 FBO Benjamin Black, the
Leon D. Black Trust UAD 11/30/02 FBO Joshua Black and the Leon D. Black Trust UAD 11/30/02
FBO Victoria Black
The principal business address of each of the Reporting Persons is 9
West 57th Street, Suite 4300, New York, New York 10019.
Name of Designated Filer: Leon D. Black
Date of Event Requiring Statement: March 29, 2010
Issuer Name and Ticker or Trading Symbol: Environmental Solutions Worldwide Inc. (ESWW.OB)

                                                 LEON D. BLACK

                                                 By:               /s/ Leon D. Black
                                                     -----------------------------------------------
                                                 Name: Leon D. Black

                                                 BLACK FAMILY 1997 TRUST

                                                 By:               /s/ John J. Hannan
                                                     -----------------------------------------------
                                                 Name: John J. Hannan
                                                 Title: Trustee

                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO BENJAMIN BLACK

                                                 By:               /s/ John J. Hannan
                                                     -----------------------------------------------
                                                 Name: John J. Hannan
                                                 Title: Trustee

                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO ALEXANDER
                                                 BLACK

                                                 By:               /s/ John J. Hannan
                                                     -----------------------------------------------
                                                 Name: John J. Hannan
                                                 Title: Trustee

                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO JOSHUA BLACK

                                                 By:               /s/ John J. Hannan
                                                     -----------------------------------------------
                                                 Name: John J. Hannan
                                                 Title: Trustee

                                                 LEON D. BLACK TRUST UAD 11/30/92 FBO VICTORIA BLACK

                                                 By:               /s/ John J. Hannan
                                                     -----------------------------------------------
                                                 Name: John J. Hannan
                                                 Title: Trustee